Exhibit 10.40

                          AMENDMENT TO
               THE 1997 EQUITY PARTICIPATION PLAN
                               OF
                       RENTRAK CORPORATION

          THIS AMENDMENT (the "Amendment") to the 1997 Equity
Participation Plan of Rentrak Corporation (the "Plan") is hereby adopted by Rentrak Corporation, an Oregon corporation (the
"Company").

     1. Incorporation; Definitions. The terms and provisions of this Amendment are incorporated by this reference in the Plan as though fully set forth therein. Terms not otherwise described herein shall have the meanings ascribed to them in the Plan.

     2. Conflicts. In the event of any conflict between the terms and provisions of this Amendment and those of the Plan, the terms and provisions of this Amendment shall control.

     3.   Amendment.

          a. Option Vesting. Section 4.4(a) of the Plan is hereby amended to read in its entirety as follows:

               4.4  Option Vesting.

                    (a)  The period during which the right
               to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee (or the Board, in the case of Options granted to Independent Directors) and the Committee (or the Board, in the case of Options granted to Independent Directors) may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee (or the Board, in the case of Options granted to Independent Directors) otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

      4. No Other Change. Except as specifically modified in this Amendment, all other provisions and terms of the Plan shall remain unchanged and in full force and effect.

          I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Rentrak Corporation on ____________, 1998.

          Executed on this __ day of __________, 1998.



                              F. Kim Cox
                              Secretary